                            PLACEMENT AGENT AGREEMENT


                               AEGIS CAPITAL CORP.
                       70 EAST SUNRISE HIGHWAY, SUITE 415
                       VALLEY STREAM, NEW YORK 11581-1264

                                December 8, 1999



Vianet Technologies, Inc.
83 Mercer Street, 3rd Floor
New York, New York 10012

Dear Sirs:

                  This letter will confirm our understanding that Vianet Technologies, Inc. (the "Company") has appointed Aegis Capital Corp. (the "Placement Agent") in connection with the proposed private placement (the "Offering") of a minimum of $1,000,000 and a maximum of $3,000,000 of units of the Company (the "Units"). Each Unit shall consisting of (i) 66,666 shares of the Company's common stock ("Common Stock"); (ii) 66,666 Class A Common Stock purchase warrants (the "Class A Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.00; (iii) 66,666 Class B Common Stock purchase warrants (the "Class B Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.50; and (iv) 66,666 Class C Common Stock purchase warrants (the "Class C Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $3.00. The Class A Warrants, the Class B Warrants and the Class C Warrants shall hereinafter collectively be referred to as the "Warrants." The Price of the Common Stock and number of Common Stock shares and Warrants contained in the Units was determined by taking the lower of $1.50 per share of Common Stock or a 30% discount from the closing price of the Common Stock on December 7, 1999. Common Stock and Warrants shall also be referred to hereinafter as the "Securities." Purchases may be made by the Placement Agent and its officers, directors, employees and affiliates, or by officers, directors, employees and affiliates of the Company, which, if made, will be applied towards the Minimum Offering.

                  In connection with the placement of the Units, the Placement Agent shall be entitled to receive (i) a commission of 10% of the gross proceeds derived from the sale of Units (except that only 5% commission shall be payable on a sale of Units placed by Vianet or any of its officers, directors or employees); (ii) an accountable expense allowance (not to exceed $100,000) to pay all costs and expenses reasonably incurred by the Placement Agent in connection with the Offering, including all legal fees and disbursements; and
(iii) a warrant (the "Placement Agent's Warrant") to purchase a number of Units that is equal to 10% of the number of Units sold to investors pursuant to the Offering. The Common Stock underlying the Warrants shall have anti-dilution protection, as provided for in the Warrants, until the Warrants are exercised or expire and shall have demand registration rights to the same extent as the Units purchased by investors

                  Upon the first closing of the Offering, the Company and the Placement Agent will execute a non-exclusive corporate finance agreement pursuant to which the Placement Agent will perform consulting services to the Company for a two year period for a fee of $30,000 per year. The entire fee due to the Placement Agent pursuant to the agreement shall be pre-paid at such first closing.

                  Notwithstanding the foregoing, for services of the Placement Agent's counsel in connection with "blue-skying" the Offering, the Company shall pay the Placement Agent's counsel $1,000 in fees per state for each state in which registration is requested by the Placement Agent and undertaken by such counsel, plus actual state filing fees for such states and such counsel's other reasonable out-of-pocket expenses. Upon the commencement of blue sky filings, the Company shall pay $2,500 to such counsel for such professional services (plus the filing fees to be paid to the various states), with the balance due for professional services, plus counsel's other reasonable out-of-pocket disbursements, payable on the date of the closing of the Offering. The Offering will not be "blue-skyed" in more than five states without the written consent of the Company.

                  At any time during the two year period following the first anniversary of the final closing of the Offering (the "Final Closing") (with respect to demand registration rights) and during the four year period following the first anniversary of the Final Closing (with respect to piggyback registration rights), the investors in the Offering and the Placement Agent will be entitled to exercise demand and piggyback registration rights pursuant to the terms of a registration rights agreement to be executed simultaneously herewith.

                  At such time that the Common Stock issued at a particular closing of the Offering initially becomes publicly saleable (either pursuant to an exemption from registration under the Securities Act of 1933 and Rule 144 enacted thereunder or the effectiveness of a registration statement covering such shares), if the preceding 30 trading day average of the closing prices of the Company's Common Stock (as reported by the OTC Bulletin Board, the Nasdaq Stock Market or a securities exchange, depending upon where such Common Stock is then traded or listed) (the "Later Market Value") is less than $2.14 (the "Base Market Value"), then the purchasers of the particular Units, including the particular Units issuable to the Placement Agent upon exercise of the Placement Agent's Warrant, will each receive additional shares of Common Stock (the "Additional Shares"), and additional Warrants (the "Additional Warrants"), without additional consideration, as if the Offering had been based upon the Later Market Value (rounded up to the next whole cent) (but in no event more than an additional 100% of the original Common Shares and Warrants issued). The right to receive the Additional Shares and Additional Warrants shall not be deemed attached to the purchased Common Shares and Warrants, and shall not be considered transferred to any person who acquires such originally purchased Common Shares and Warrants.

                  In the event the Later Market Value is less than the Base Market Value, then the exercise prices of the Class A Warrants, Class B Warrants and Class C Warrants shall be adjusted to equal 100%, 125% and 150%, respectively, of 1.166 multiplied by the Later Market Value (except that none of the respective exercise prices may be reduced by more than one-third). Any such readjustment in the exercise prices of the Warrants shall only apply to the unexercised portion of the Warrants.

                  The Company has prepared a Confidential Private Offering Memorandum relating to the Offering of the Units (the "Offering Memorandum"). The Offering Memorandum, together with any exhibits, amendments or supplements thereto, documents incorporated therein by reference and other documents provided by the Company in writing to the Placement Agent expressly for delivery to a Purchaser, are hereinafter referred to as the "Offering Materials." As used herein, the terms "amend" and "supplement" shall refer to and include the incorporation by reference of any document in the Offering Materials after the date hereof. The Units will be offered by the Placement Agent in accordance with the provisions of the section of the Offering Memorandum entitled "Plan of Offering."

                  The Company represents and warrants to the Placement Agent that:

                  (a) It is not a reporting company pursuant to Section 12 and 15 of the Securities and Exchange Act of 1934 and the Copmany has been advised that if it does not becom a reporting company on or before March 23, 2000 it will be delisted from the Electronic Bulletin Board and will trade on the "pink sheets."

                  (b) The representations and warranties of the Company's officers contained in the certificates to be delivered to the Placement Agent pursuant to Paragraph III below will be true and correct as of the Initial Closing as hereinafter defined (the "Closing Date") and all subsequent closing dates of the Offering.

                  (c) The Offering Materials, as amended or supplemented, taken as a whole will not, as of each date the Offering Materials are delivered to a potential investor and as of each Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                                       II

                  The Company agrees with the Placement Agent that:

                  (a) The Company will take all necessary steps to ensure that the offering and sale of the Securities are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

                  (b) The Company will immediately undertake to complete and file a Registration Statement with the Securities and Exchange Commission and will use the highest degree of diligence to have such registration statement declared effective by the Securities and Exchange Commission on or before March 23, 2000.

                  (c) The Company will supply to the Placement Agent, without charge, copies of the Offering Materials in such quantities as the Placement Agent may from time to time reasonably request, and the Placement Agent will utilize the Offering Materials in connection with sales of the Securities, and will deliver a copy thereof to each potential purchaser of Units (each, a "Purchaser" and collectively, the "Purchasers") prior to accepting an offer to purchase Securities.

                  (d) The Company shall extend to all prospective Purchasers the opportunity, prior to the Closing Date, to ask questions of, and receive answers from, the Company concerning the Securities and the terms and conditions of the offering thereof and to obtain any information that such prospective Purchasers may consider necessary in making an informed investment decision or to verify the accuracy of the information set forth in the Offering Materials (subject to certain restrictions as to confidentiality), to the extent the Company possesses the same or can acquire it without unreasonable effort or expense.

                  (e) Before amending or supplementing any of the Offering Materials, the Company will furnish the Placement Agent with a copy of each such proposed amendment or supplement, and the Company shall not make any such amendment or supplement if the Placement Agent reasonably objects and such amendment or supplement is not required to be made in order that the Company may make the representations set forth in Section I(b) above.

                  (f) If any event occurs or condition exists as a result of which the Offering Materials would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Offering Materials are delivered to a Purchaser not misleading, or if, in the opinion of the Placement Agent or in the opinion of the Company, it is necessary at any time to amend or supplement the Offering Materials to comply with applicable law, the Company will immediately notify the Placement Agent and shall prepare an amendment or supplement to the Offering Materials, satisfactory in all respects to the Placement Agent, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Offering Materials to the Placement Agent for delivery to prospective Purchasers.

                  (g) The Company will not, and will not permit any agent authorized on its behalf to, offer, sell, contract to sell or otherwise dispose of any Securities or any other securities or rights to acquire securities of the Company (i) prior to the termination of the placement of the Securities contemplated by this Agreement (other than the Securities to be sold hereunder), or (ii) the result of which would bring the issuance and sale of the Units pursuant to this Agreement within the registration requirements of Section 5 of the Securities Act, or any Blue Sky law of any state.

                                       III

                  The obligations of the Placement Agent hereunder are subject to the accuracy of the representations and warranties of the Company contained herein in all material respects, to the performance and observance by the Company of all covenants and agreements contained herein in all material respects and to the satisfaction of the following additional conditions.

                  (a) On the Closing Date, the Company shall deliver to the Placement Agent:

                      (1) An opinion from counsel to the Company to the Placement Agent to the effect set forth in Exhibit A hereto.

                      (2) A certificate of all of the Company's executive officers to the effect set forth in Exhibit B hereto.

                      (3) A certificate of the Company's President or Secretary to the effect set forth in Exhibit C hereto.

                      (4) A certificate of the Company's Treasurer or Chief Financial Officer to the effect set forth in Exhibit D hereto.

                      (5) A certificate of the Company's Chief Executive Officer to the effect set forth in Exhibit E hereto.

                      (6) A representation of the Company's officers and/or directors to the effect set forth in Exhibit G hereto.

                                       IV

                  The Placement Agent represents and warrants to, and agrees with, the Company as follows:

                  (a) The Placement Agent understands that the Securities have not been registered under the Securities Act or any Blue Sky law of any state and agrees that they may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and such Blue sky laws, unless otherwise registered. The Placement Agent agrees with the Company that it will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising within the meaning of Section 4(2) of the Securities Act, and Regulation D thereunder.

                  (b) The Placement Agent will only solicit offers for the purchase of, and will only accept subscriptions for, the Securities from persons it believes are "accredited investors," within the meaning of Regulation D promulgated under the Securities Act.

                  (c) The Placement Agent is (i) a registered broker-dealer under the Securities Exchange Act of 1934, (ii) a member in good standing of the National Association of Securities Dealers, Inc. and (iii) registered as a broker-dealer in each jurisdiction in which it is required to be in order to offer and sell the Securities in such state.

                  (d) The Placement Agent agrees to use its best efforts to solicit and receive offers to purchase the Units.

                  The Company and the Placement Agent agree to the indemnification and contribution arrangements set forth in Exhibit F hereto. The respective representations, warranties and indemnities set forth herein and in Exhibit F will remain in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Exhibit F hereto, and will survive delivery of and payment for the Securities.

                  The Company agrees that the Placement Agent will not be liable to the Company on account of the failure of any person to whom the Placement Agent has sold any Units to pay for such Units or to deliver any document (other than the Subscription Agreement) in respect of such sale.

                  All notices, requests or other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at the address set forth above, or the facsimile number set forth on the signature page hereof, or such other address or facsimile number as such party may hereafter specify in writing.

                  This Agreement (including the Exhibits hereto) shall be governed by and construed in accordance with the internal laws of the State of New York. This Agreement may be signed in counterparts with the same effect as if the signatures hereto were on the same instrument. This Agreement may not be modified or amended except by a written instrument signed by each of the parties hereto.

                  If the foregoing is in accordance with your understanding of our agreement, please sign, date and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance and dating shall represent a binding agreement between the Placement Agent and the Company.

                                           Very truly yours,


                                           AEGIS CAPITAL CORP.

                                           By:_________________________________
                                              Robert J. Eide, Chief Executive
                                              Officer
                                              Facsimile Number: (516) 872-1468




Accepted as of December 7, 1999

VIANET TECHNOLOGIES, INC.

By: _________________________________
    Peter Leighton, Chief Executive
    Officer
    Facsimile Number: (212) 966-1735

                                    EXHIBIT A

                         SICHENZIA, ROSS & FRIEDMAN LLP
                        135 West 50th Street, 20th Floor
                            New York, New York 10020
                         -------------------------------
                               Tel: (212) 664-1200
                               Fax: (212) 664-7329
                            E-Mail: srflaw@i-2000.com


                                December 7, 1999


Aegis Capital Corp.
70 East Sunrise Hwy.
Valley Stream, NY 11581

                  Re: Vianet Technologies, Inc.
                      -------------------------

Gentlemen:

                  We have acted as counsel to Vianet Technologies, Inc. in connection with the proposed private placement (the "Offering") of a minimum of $1,000,000 and a maximum of $3,000,000 of units of the Company (the "Units"), at a price of $100,000 per Unit, each Unit consisting of (i) 66,666 shares of the Company's common stock ("Common Stock"); (ii) 66,666 Class A Common Stock purchase warrants (the "Class A Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.00; (iii)66,666 Class B Common Stock purchase warrants (the "Class B Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.50; and (iv) 66,666 Class C Common Stock purchase warrants (the "Class C Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $3.00. The Class A Warrants, the Class B Warrants and the Class C Warrants shall hereinafter collectively be referred to as the "Warrants." The Units, together with the Common Stock and Warrants shall also be referred to hereinafter as the "Securities."

         The Units are being offered pursuant to a Placement Agent Agreement, dated December 7, 1999 (the "Agreement"), between Aegis Capital Corp., as placement agent (the "Placement Agent"), and the Company. Unless otherwise defined herein, the definitions of the terms used in this opinion shall be the same as those in the Agreement.

                  We have examined copies of the Company's Confidential Private Offering Memorandum dated October 5, 1999 with exhibits annexed (the "Offering Materials"). As such counsel, we have made such examination of law, have examined originals or copies certified or otherwise authenticated to our satisfaction, of all such records, agreements and other instruments, certificates and orders of public officials, certificates of officers, directors and representatives of the Company, and other documents that we have deemed necessary to render the opinions hereinafter set forth. In addition, as such counsel, we have participated in conferences with officers, directors and other representatives of the Company, and representatives of the independent accountants of the Company at which the contents of the Offering Materials and related matters were discussed, and received such certificates, statements, information and assurances as to matters of fact as we have deemed necessary in order to render the opinions hereinafter set forth; however, we are not, except as hereinafter set forth, passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Materials.

                  In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the original thereof of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents. As to any facts material to such opinion, we have relied, to the extent that relevant facts were not independently established by us, to the extent we deemed reliance proper, on certificates of public officials and certificates, oaths and declarations of officers, directors and other representatives of the Company, upon which we have no reason to believe that we and you are not entitled to so rely.

                  The conclusions contained herein are based upon matters which have come to our attention in the course of our legal representation of the Company.

                  No opinion is being rendered herein as to the availability of equitable remedies, including but not limited to, specific performance and injunctive relief. In addition, the opinions expressed herein as to the enforceability of any documents are subject in all respects to the effect of:
(a) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar laws or equitable principals affecting creditors' rights or remedies; and (b) the effect of applicable laws and court decisions which may hereafter limit or render unenforceable certain of your rights and remedies.

                  Based upon and subject to the foregoing, we hereby advise you that in our opinion:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of the State of New York, such state, being, to our knowledge, the only jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not have a material adverse effect on the Company;

                  (ii) the Company has the corporate power to own or lease its properties and conduct its business as described in the Offering Materials, and the Company had the corporate power to enter into the Agreement and to carry out all the terms and provisions thereof to be carried out by it;

                  (iii) the authorized capitalization of the Company as of the date of the Memorandum is as set forth in the Offering Materials; to our knowledge, the outstanding shares of Common Stock of the Company have not been issued in violation of the preemptive rights of any shareholder and, to our knowledge, the shareholders of the Company do not have any preemptive rights or other rights to subscribe for or to purchase, nor, to our knowledge, are there any restrictions upon the voting or transfer of any of the stock, except as disclosed in the Memorandum; the Securities conform to the respective descriptions thereof contained in the Memorandum; the Company's Common Stock has been, and the Units, and the securities underlying the Units, and the Common Stock underlying the Warrants, to be issued pursuant to the Memorandum, upon issuance in accordance with the terms of the Memorandum, have been duly authorized and, when issued and delivered and paid for, will be duly and validly issued, fully paid, non-assessable, free of statutory preemptive rights and no personal liability will attach to the ownership thereof; the Board of Directors of the Company has adopted a resolution pursuant to which it reserved for issuance a sufficient number of the shares of Common Stock upon sale of the Securities as contemplated by the Agreement; and, to our knowledge, said sale does not give rise to any registration rights, or other rights, for or relating to the registration of any securities of the Company, except as set forth in the Memorandum;

                  (iv) from October 5, 1999 until the date hereof, to our knowledge, there has been no material change in the capitalization or outstanding shares of any class of capital stock of the Company, including, without limitation, the issuance of employee options or warrants to purchase any of the Company's capital stock;

                  (v) the execution and delivery of the Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action of the Company and the Agreement has been duly executed and delivered by the Company;

                  (vi) to our knowledge, no legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Memorandum and are not described therein, and, to our knowledge, no such proceedings have been threatened against the Company or with respect to any of its properties; and, to our knowledge, no material contract or other document is required to be described in the Memorandum that is not described therein;

                  (vii) the issuance, offering and sale of the Units by the Company pursuant to the Memorandum, the compliance by the Company with the provisions of the Agreement and the consummation of the other transactions therein contemplated do not (x) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (y) to our knowledge, conflict with or result in a material breach or violation of any of the terms and provisions of, or constitute a default under any material indenture, mortgage, deed of trust, lease or other agreement or instrument, to which the Company is a party or by which the Company or any of its properties are bound, or the charter documents or by-laws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company;

                  (viii) to our knowledge, the Company has not received any notification regarding its material violation of any federal or state law or regulation relating to (a) occupational safety and business, (b) the storage, handling or transportation of hazardous or toxic materials, or (c) the revocation of any material permit, license or other approval required of it under applicable federal and state consumer product, occupational safety and health and environmental laws and regulations to conduct its business;

                  (ix) we have participated in the preparation of the Memorandum and, although we have not been engaged to conduct any independent investigation and do not assume any responsibility for the accuracy or completeness of the information contained therein, nothing has come to our attention to cause us to believe that the Memorandum (except as to financial statements and other financial information set forth in the Memorandum or attached thereto as an exhibit, as to which no opinion is expressed) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (x) the Offering Materials comply as to form in all material respects with the requirements of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act") with respect to a private offering of securities to "accredited investors;" and

                  (xi) no registration of the Securities under the Act is required for the offer, sale or issuance of the Securities in the manner contemplated by the Agreement and the Offering Materials.

                  This opinion is limited to the addressee and is made as of the date first above written.


                                                Very truly yours,



                                                Sichenzia, Ross & Friedman LLP

                                    EXHIBIT B


                             CERTIFICATE PURSUANT TO
                           PLACEMENT AGENCY AGREEMENT


                  The undersigned duly elected, appointed and qualified officers and directors of Vianet Technologies, Inc., a Delaware corporation (the "Company"), pursuant to the Placement Agent Agreement, dated December 7, 1999 (the "Agreement"), between the Company and Aegis Capital Corp. (the "Placement Agent") (unless specified herein, each capitalized term used herein shall have the same meaning as that given in the Agreement), do hereby certify, represent and warrant to the Placement Agent on behalf of the Company that:

                  (a) The Company meets all of the requirements for the use of Regulation D promulgated by the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended (the "Act") or such other exemption as may be available under the Act. A Confidential Private Offering Memorandum, including exhibits (the "Memorandum"), with respect to a private placement offering of a minimum of $1,000,000 and a maximum of $3,000,000 of units of the Company (the "Units"), at a price of $100,000 per Unit, each Unit consisting of (i) 66,666 shares of the Company's common stock ("Common Stock"); (ii) 66,666 Class A Common Stock purchase warrants (the "Class A Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.00; (iii)66,666 Class B Common Stock purchase warrants (the "Class B Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.50; and (iv) 66,666 Class C Common Stock purchase warrants (the "Class C Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $3.00. The Class A Warrants, the Class B Warrants and the Class C Warrants shall hereinafter collectively be referred to as the "Warrants." The Units, together with the Common Stock and Warrants shall also be referred to hereinafter as the "Securities."

                  (b) We have carefully examined the Offering Materials and they do not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) All the issued shares of capital stock of the Company have been duly authorized and issued and no such shares nor any other securities of the Company are subject to any preemptive rights. No holder of the Company's securities has the right to require (whether now or in the future) the Company to register such holder's securities under the Act.

                  (d) From October 5, 1999 up and until the time of the Closing, there has been no material change in the capitalization or outstanding shares of any class of capital stock of the Company, including, without limitation, the issuance of employee options or warrants to purchase any of the Company's capital stock.

                  (e) Except as disclosed in the Offering Materials, no material legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject.

                  (f) The issuance, offering and sale of the Securities pursuant to the Agreement, the compliance by the Company with the other provisions of the Agreement and the Securities and the consummation of the other transactions therein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, or such as may be required under state securities or blue sky laws, or (ii) conflict with or result in a breach of violation of any of the material terms and provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, or the charter documents or by-laws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company.

                  (g) Subsequent to the respective dates as of which information is given in the Offering Materials, except as disclosed in or contemplated by the Offering Materials or the Agreement, (i) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) there has been no material adverse change in the condition, financial or otherwise, of the Company, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business; (iii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iv) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company.

                  (h) The Company has good and marketable title to all items of real property, if any, and marketable title to all personal property, owned by it, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company. Any real property and buildings held or to be held under lease by the Company are held or will be held, as the case may be, under valid, subsisting and enforceable leases for the period described in such lease, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such property and buildings by the Company.

                  (i) No labor dispute with the employees of the Company exists or, to the best of the Company's knowledge, is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company.

                  (j) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company.

                  (k) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company), and has paid in all material respects all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith.

                  (l) The Company is not in violation of any federal or state law or regulation relating to (i) occupational safety and health, or (ii) the storage, handling or transportation of hazardous or toxic materials, and the Company has received all permits, licenses or other approvals required of it under applicable federal and state consumer product, occupational safety and health and environmental laws and regulations to conduct its business, and the Company is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company.

                  (m) The Company possesses in all material respects all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company.

                  (n) Other than shares of subsidiaries and as disclosed in the Offering Materials, the Company does not own any shares of stock or any other equity securities of any corporation or have any equity interest in any firm, partnership, association or other entity.

                  (o) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

                  (p) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any material term, covenant or condition of any material indenture, mortgage, deed or trust, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company.

                  (q) The Company has not maintained or contributed to any deferred compensation, profit sharing, savings, retirement, pension or other benefit plan or arrangements with or for the benefit of any person resulting from a relationship with the Company.

                  (r) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not have a material adverse effect on the Company. Attached hereto as Schedule
(c) is a list of all jurisdictions in which the Company is qualified to do business.

                  (s) The Company has full corporate power and authority to own or lease its properties and conduct its business as described in the Offering Materials, and the Company has full corporate power and authority to enter into the Agreement and to carry out all the terms and provisions thereof to be carried out by it.

                  (t) The financial statements and schedules of the Company (including the related notes) included in the Offering Materials fairly present the financial position of the Company and the results of operations and cash flows as of the dates and periods therein specified. Such financial statements and schedules (including the related notes) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as may be otherwise noted therein).

                  (u) To the best of our knowledge, the Company's independent auditors who have certified certain financial statements of the Company and delivered their reports with respect to the indicated audited financial statements and schedules included in the Offering Materials, are independent certified public accountants as required by the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable rules and regulations under each such act.

                  (v) The execution and delivery of the Agreement between the Placement Agent and the Company and the consummation of the transactions contemplated thereby have been duly authorized by the Company and the Agreement has been duly executed and delivered by the Company.

                  (w) No legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Offering Materials and are not described therein and, to the best of the Company's knowledge, no such proceedings have been threatened against the Company or with respect to any of its properties; and no material contract or other document is required to be described in the Offering Materials that is not described therein.

                  (x) The Company owns or possesses all licenses, copyrights, trademarks, service marks, trade names and proprietary or other confidential information currently employed by it in connection with its business or necessary in order to conduct its business as presently conducted, and the Company has not received, or has no reason to believe that it may receive, any notice of infringement of or conflict with asserted rights of any third party or otherwise with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in the Offering Materials.

                  (y) The Company has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

                              VIANET TECHNOLOGIES, INC.


Date: December 7, 1999        By: ________________________________________
                                  Jeremy Posner, Chairman of the Board


Date: December 7, 1999        By: ________________________________________
                                  Peter Leighton, Chief Executive Officer


Date: December 7, 1999        By: ________________________________________
                                  Bruce Arnstein, Chief Operating Officer


Date: December 7, 1999        By: ________________________________________
                                  Robert H. Bailey, Director


Date: December 7, 1999        By: ________________________________________
                                  Darrell J. Elliot, Director


Date: December 7, 1999        By: ________________________________________
                                  F. Paul Whitlock, Director

                                    EXHIBIT C

                            VIANET TECHNOLOGIES, INC.

                             PRESIDENT'S CERTIFICATE


                  I, Peter Leighton, President of Vianet Technologies, Inc., a Nevada corporation (the "Company"), HEREBY CERTIFY on behalf of the Company as follows:

         1. Attached hereto as Exhibit A is a true and complete copy, certified as of recent date, of the Certificate of Incorporation, with amendments, if any, of the Company as in effect on the date hereof.

         2. No proceeding for the dissolution, merger, consolidation or liquidation of the Company or for the sale of all or substantially all of its assets is pending or, to the best of my knowledge, threatened, and no such proceeding is contemplated by the Company.

         3. Attached hereto as Exhibit B is a true and complete copy of the By-laws of the Company as in effect on the date hereof.

         4. Attached hereto as Exhibit C is a true and complete copy of certain resolutions duly adopted by the Board of Directors of the Company by unanimous written consent, dated December 7, 1999; such resolutions are now in full force and effect and have not been modified, amended or revoked in any respect; and such resolutions are the only resolutions adopted by the Company's Board of Directors or any committee in connection with the proposed private placement of the Company's Units, pursuant to the Placement Agent Agreement, dated December 7, 1999 (the "Agreement"), between the Company and Aegis Capital Corp. (the "Placement Agent").

         5. The Agreement under which the Units are to be issued, as executed and delivered on behalf of the Company, is substantially in the form thereof approved pursuant to the aforementioned resolutions.

         7. Attached as Exhibit D is a true, correct and complete specimen of the certificate for the Common Stock.

         8. Attached as Exhibit F are true, correct and complete specimens of the certificates for the Warrants.

         9. Each person who, as a director or officer of the Company or attorney-in-fact of such director or officer, signed the Agreement and any other document delivered prior hereto or on the date hereof in connection with the financing described in the Agreement was, at the respective times of such signing and delivery, duly elected or appointed, qualified and acting as such director or officer or duly appointed and acting as such attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures, and set forth below is a list of certain officers of the Company, each of whom is a duly qualified and acting officer of the Company, duly elected or appointed to the office set forth opposite his name, and the specimen signature set forth opposite the name of each of said persons is the genuine signature, or a true facsimile thereof, of such person:

        Name                     Position                       Signature
        ----                     --------                       ---------

Jeremy Posner             Chairman of the Board            ___________________

Peter Leighton            President, Chief Executive
                          Officer, Director                ___________________

Bruce Arnstein            Chief Operating Officer          ___________________

Robert Nimon              Chief Technology Officer         ___________________

Vincent Santivasci        Chief Financial Officer          ___________________

Elizabeth Desiere         Secretary                        ___________________

Robert H. Bailey          Director                         ___________________

Darrell J. Elliot         Director                         ___________________

F. Paul Whitlock          irector                          __________________


                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this sixth day of December 1999.

                                              VIANET TECHNOLOGIES, INC.

                                              By:______________________
                                              Name: Peter Leighton
                                              Title: President


                  I, Elizabeth Desiere, the Secretary of Vianet Technologies, Inc., a Nevada corporation (the "Company"), hereby certify that Peter Leighton has been duly elected or appointed, is duly qualified as, and is the President of the Company, and that the above signature is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto set my hand this sixth day of December, 1999.

                                             _________________________
                                             Name: Elizabeth Desiere
                                             Title: Secretary

                                    EXHIBIT D

                            VIANET TECHNOLOGIES, INC.

                      CHIEF FINANCIAL OFFICER'S CERTIFICATE


                  The undersigned, Vincent Santivasci, Chief Financial Officer of Vianet Technologies, Inc., a Nevada corporation (the "Company"), pursuant to
Section III(a)(5) of the Placement Agent Agreement, dated December 7, 1999 (the "Agreement"), between the Company and Aegis Capital Corp. providing for the issue and sale by the Company of a minimum of $1,000,000 and a maximum of $3,000,000 of units of the Company (the "Units"), at a price of $100,000 per Unit, each Unit consisting of (i) 66,666 shares of the Company's common stock ("Common Stock"); (ii) 66,666 Class A Common Stock purchase warrants (the "Class A Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.00; (iii)66,666 Class B Common Stock purchase warrants (the "Class B Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.50; and (iv) 66,666 Class C Common Stock purchase warrants (the "Class C Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $3.00, does hereby certify on behalf of the Company that, since the date of the most recent financial statements included in the Offering Materials (as such term is defined in the Agreement), except as disclosed in the Offering Materials, there has not been any material adverse change or, to the best of the undersigned's knowledge, any development involving a prospective material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business from that set forth in the Offering Materials.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of the sixth day of December, 1999.

                                              VIANET TECHNOLOGIES, INC.

                                              By:___________________________
                                              Name: Vincent Santivasci
                                              Title: Chief Financial Officer

                                    EXHIBIT E

                      CHIEF EXECUTIVE OFFICER'S CERTIFICATE

         The undersigned, Peter Leighton, Chief Executive Officer of Vianet Technologies, Inc., a Nevada corporation (the "Company"), pursuant to the Placement Agent Agreement dated December 7, 1999 (the "Agreement"), between the Company and Aegis Capital Corp. providing for the private placement (the "Offering") of a minimum of $1,000,000 and a maximum of $3,000,000 of units of the Company (the "Units"), at a price of $100,000 per Unit, each Unit consisting of (i) 66,666 shares of the Company's common stock ("Common Stock"); (ii) 66,666 Class A Common Stock purchase warrants (the "Class A Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.00; (iii)66,666 Class B Common Stock purchase warrants (the "Class B Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.50; and (iv) 66,666 Class C Common Stock purchase warrants (the "Class C Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $3.00, does hereby certify on behalf of the Company that:

         1. The representations and warranties of the Company in the Agreement and in the certificates provided pursuant to the Agreement are true and correct in all material respects on and as of the date hereof as if made on the date hereof;

         2. The Company has performed in all material respects all of its obligations pursuant to the Agreement to be performed at or prior to the date hereof;

         3. The Offering Materials (as such term is defined in the Agreement), taken as a whole, do not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; and

         4. Since the date of the most recent financial statements included in the Offering Materials, except as disclosed in the Offering Materials, there has been no material adverse change or, to the best of the undersigned's knowledge, any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, from that set forth in the Offering Materials.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this sixth day of December, 1999.

                                              VIANET TECHNOLOGIES, INC.

                                              By:_____________________________
                                              Name: Peter Leighton
                                              Title: Chief Executive Officer

                                    EXHIBIT F

                  This Exhibit F is attached to and incorporated by reference into the Placement Agent Agreement, dated December 7, 1999 (the "Placement Agreement"), between Vianet Technologies, Inc. (the "Company") and Aegis Capital Corp. (the "Placement Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Placement Agreement.

                  The Company agrees to indemnify and hold harmless the Placement Agent and its affiliates, and the respective directors, officers, agents and employees of the Placement Agent and its affiliates and each other entity or person, if any, controlling the Placement Agent or any of its affiliates within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the Placement Agent and each such entity or person being collectively referred to as an "Indemnified Party"), from and against any losses, claims, damages or liabilities (or actions in respect thereof) caused by any alleged untrue statement of a material fact contained in the Offering Materials, as amended or supplemented (including but not limited to any documents deemed to be incorporated therein by reference), or caused by any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such alleged untrue statement made in, or alleged omission from, the Offering Materials in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent. The Company will reimburse any Indemnified Party for all reasonable expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by such Indemnified Party in connection with investigating, preparing or defending any such action or claim, whether or not in connection with pending or threatened litigation in connection with this transaction to which the Indemnified Party is a party, in each case, as such expenses are incurred or paid.

                  The Placement Agent agrees to indemnify and hold harmless the Company and its affiliates, and the respective directors, officers, agents and employees of the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, (the Company and each such entity or person being collectively referred to as an "Indemnified Company Party") from and against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of the selling activities of the Placement Agent and with respect to written information furnished by the Placement Agent to the Company for inclusion in the Offering Materials to the same extent and under the same conditions as provided for by the Company to the Placement Agent.

                  In case any proceeding (including any governmental investigation) shall be instituted involving any Indemnified Party, such Indemnified Party shall promptly notify the Company in writing, and the Company shall have the right to retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Company and the Indemnified Party shall have mutually agreed to the retention of such counsel, and to the payment of such fees and expenses by the Company or
(ii) the named parties to any such proceeding (including any impeded parties) include both the Company and an Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Company shall not in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Placement Agent. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify each Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of each Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                  If the indemnification provided for herein is unavailable to an Indemnified Party or the Company in respect to any losses, claims, damages or liabilities referred to therein, then the Company or the Placement Agent as the case may be, in lieu of indemnifying such Indemnified Party or Indemnified Company Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party or Indemnified Company Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, from the placement of the securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Placement Agent in connection with the actions, statements or omissions that resulted in such losses, claims, damages of liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Placement Agent from the Offering of the Securities shall be deemed to be in the same respective proportions as the total net proceeds from the Offering (after deducting the placement fee but before deducting expenses) received by the Company bear to the total placement fee and other consideration received by the Placement Agent. The relative fault of the Company, on one hand, and the Placement Agent, on the other hand, (i) in the case of alleged untrue statement of a material fact or any alleged omission to state a material fact, shall be determined by reference to, among other things, whether such statement or omission relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and (ii) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to prevent such action or omission.

                  The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Exhibit F were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party or the Indemnified Company Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding any of the provisions of this Exhibit F, in no event shall the Placement Agent's aggregate contribution to the amount paid or payable exceed the aggregate amount of fees and other consideration actually received by it under the Agreement.

                                      AEGIS CAPITAL CORP.



                                      By:_____________________________________
                                         Robert Eide, Chief Executive Officer


                                      VIANET TECHNOLOGIES, INC.


                                      By:_____________________________________
                                         Jeremy Posner, Chairman of the Board

                                    EXHIBIT G

             FORM OF OFFICERS AND/OR DIRECTORS REPRESENTATION LETTER



                                December 7, 1999

Vianet Technologies, Inc.
83 Mercer Street, 3rd Floor
New York, New York  10012

         and

Aegis Capital Corp.
70 East Sunrise Highway, Suite 415
Valley Stream, New York 11581-1264

                  Re: Vianet Technologies, Inc. (the "Company")
                      -----------------------------------------

Gentlemen:

                  This is to confirm that I have received a copy of the Company's Subscription Agreement, Registration Rights Agreement, Class A Warrant, Class B Warrant and Class C Warrant (the "Offering Materials"), and, to the best of my knowledge, all of the information contained therein is accurate and complete in all material respects, and there are no omissions of any material facts.
                  I affirm that I am an officer and/or director of the Company, and consent to the use of my name as such in the Offering Materials.

                  During the past ten years, I have not been (other than as described in an exhibit hereto):

                  (1) The subject of a petition under the Federal bankruptcy laws or any state insolvency law filed by or against me, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of myself, or any partnership in which I was a general partner, at or within two years before the time of such filing, or any corporation or business association of which I was an executive officer at or within two years before the time of such filing;

                  (2) Convicted in a criminal proceeding or a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                  (3) The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining me from, or otherwise limiting my involvement in, any type of business, securities or banking activities including, but not limited to, any of the following activities:

                      (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

                      (ii) engaging in any type of business practice; or

                      (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities law or federal commodities laws;

                  (4) The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated of any federal or state authority barring, suspending or otherwise limiting for more than 60 days my right to engage in any activity described in paragraph (3)(i) of this letter, or be associated with persons engaged in such activity;

                  (5) Found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission, not subsequently reversed, suspended or vacated, to have violated any federal or state securities law;

                  (6) Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission, not subsequently reversed, suspended or vacated, to have violated any federal commodities law; or

                  (7) The subject of a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, nor am I subject to a restraining order or preliminary injunction entered under
Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

                                         Very truly yours,


                                         _______________________________
                                         Name: Peter Leighton
                                         Title: Chief Executive Officer

                                         _______________________________
                                         Print Name and Address:

                                         _______________________________

                                         _______________________________

                                         _______________________________



Date: December 7, 1999